UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 16, 2021

Immunome, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39580	77-0694340
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

665 Stockton Drive, Suite 300 Exton, Pennsylvania	19341
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 321-3700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IMNM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On June 16, 2021, the Board of Directors (the "Board") of Immunome, Inc., a Delaware corporation (the “Company”), upon the recommendation of its Nominating and Corporate Governance Committee, appointed Franklyn G. Prendergast, M.D., Ph.D. to the Board as a Class II director, with a term expiring at the 2022 Annual Meeting of Stockholders and until his successor is elected and qualified, or, if earlier, until his death, disability, resignation, disqualification, or removal from the Board. Dr. Prendergast was also appointed to the Nominating and Corporate Governance Committee. Based on information provided by Dr. Prendergast concerning his background, employment, and affiliations, the Board determined that Dr. Prendergast meets the independence requirements under the rules of Nasdaq and that there are no transactions between the Company and Dr. Prendergast that would require disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Dr. Prendergast and any other persons pursuant to which he was appointed as a director of the Company.

Dr. Prendergast is a renowned medical and academic research professional who received the 2019 Mayo Distinguished Alumni award and has over 45 years of association with the Mayo Foundation. Dr. Prendergast received his medical degree with honors from the University of the West Indies in 1968 and after an internship attended Lincoln College, University of Oxford, as a Rhodes Scholar where he obtained a BA with First Class Honors in 1971 and MA in 1979. He commenced a residency in Internal Medicine at the Mayo Clinic in 1971 and subsequently obtained a Ph.D. in biochemistry from the joint Mayo Graduate School/University of Minnesota program in 1977. Dr. Prendergast was appointed to the Faculty of the Department of Pharmacology at the Mayo Graduate School immediately after receiving his Ph.D. and rose through the ranks quickly to become a full Professor simultaneously in that Department and in the Department of Biochemistry and Molecular Biology in 1986. That same year, he was named the Edmond and Marion Guggenheim Professor and also Chair of the Department of Biochemistry and Molecular Biology.

Dr. Prendergast was appointed as the Director for Research of Mayo Clinic, Rochester in 1989, serving for the subsequent four years in that capacity. In 1990, he was also appointed to Mayo's highest administrative committees, the Board of Governors and the Mayo Foundation's Board of Trustees. He served on these bodies continuously until 2009. In 1995, he was appointed as Director of the Mayo Clinic Comprehensive Cancer Center, a position he held until September 2006. His last administrative role at Mayo was as the Charter Director of the Mayo Center for Individualized Medicine. He retired from that position and also from the Mayo Foundation in December 2014.

Throughout his academic career, Dr. Prendergast participated extensively in numerous NIH and NSF grant review groups, task forces and advisory committees. Additionally, he was appointed as a non-executive member of the Board of Directors of Eli Lilly and Co., a post he held from 1995 until 2017. He has been awarded several honors, including honorary doctorates from Purdue University and the University of the West Indies, Distinguished Alumni awards from the University of the West Indies, University of Minnesota and, most recently, in 2019 the Mayo Clinic. Over the past 20 years, Dr. Prendergast has served on the Board of Directors or Scientific Advisory Board of several biotechnology companies.

In connection with his appointment and in accordance with the Company’s Non-Employee Director Compensation Policy, Dr. Prendergast was granted a stock option to purchase 7,500 shares of the Company’s common stock, vesting in equal quarterly installments over the three-year period after the grant date. Additionally, in accordance with the Non-Employee Director Compensation Policy, Dr. Prendergast is entitled to receive an annual cash retainer of $35,000 for his service a board member, an additional annual cash retainer of $4,000 for his service as a member of the Nominating and Corporate Governance Committee, and an annual grant of a stock option to purchase 3,750 shares of the Company’s common stock, vesting quarterly over one year. The foregoing description is qualified by reference to the Non-Employee Director Compensation Policy, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with his appointment, Dr. Prendergast and the Company are entering into the Company's standard director and officer indemnification agreement (the “Indemnification Agreement”), under which the Company may be required to indemnify Dr. Prendergast for certain expenses incurred by him in any proceeding arising out of his service as a director of the Company. The foregoing description is qualified by reference to the Indemnification Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Resignation of Director

On June 16, 2021, Michael D. Widlitz, M.D., a member of the Board of the Company and a member of the Nominating and Corporate Governance Committee of the Board, resigned from these positions. Dr. Widlitz’s resignation from the Board did not involve any disagreement with the Company, the Company’s management or the Board.

Item 7.01 Regulation FD Disclosure.

On June 17, 2021, the Company issued a press release announcing the appointment of Dr. Prendergast to the Board and Dr. Widlitz’s resignation. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated into this Item 7.01 by reference.

The information furnished in this Item 7.01, including the press release incorporated into this Item 7.01, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Non-Employee Director Compensation Policy (incorporated by reference to Exhibit 10.22 to Amendment No. 1 to the Company's Registration Statement on Form S-1 filed on September 24, 2020).
10.2	Form of Indemnification Agreement by and between the Company and each of its directors and officers (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed on September 9, 2020).
99.1	Press Release dated June 17, 2021 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOME, INC.

By:	/s/ Purnanand D. Sarma
Purnanand D. Sarma, Ph.D. President and Chief Executive Officer

Dated: June 17, 2021